UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 04, 2026

Talos Energy Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-38497	82-3532642
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

333 Clay Street
Houston, Texas		77002
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (713) 328-3000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	TALO	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The Board of Directors (the “Board”) of Talos Energy Inc. (the “Company”) previously approved, subject to stockholder approval, the Second Amended and Restated Talos Energy Inc. 2021 Long Term Incentive Plan (the “A&R LTIP”) on April 20, 2026. As further described below in Item 5.07 to this Current Report on Form 8-K, the Company’s stockholders approved the A&R LTIP at the Company’s 2026 Annual Meeting of Stockholders held on June 4, 2026 (the “Annual Meeting”). As a result, the A&R LTIP became effective on June 4, 2026.

The A&R LTIP increases the number of shares of common stock, par value $0.01 per share, of the Company (the “Common Stock”) available for issuance thereunder by 4,500,000, from 12,439,415 to 16,939,415, subject to the share recycling and adjustment provisions of the A&R LTIP. All 16,939,415 shares of Common Stock will be available for issuance upon the exercise of incentive stock options qualified as such under U.S. federal income tax laws (“ISOs”). The A&R LTIP also extends the term of the plan to the tenth anniversary of the Annual Meeting.

Consistent with the Amended and Restated Talos Energy Inc. 2021 Long Term Incentive Plan (the “Prior LTIP”), the A&R LTIP provides for potential grants of: (i) ISOs, (ii) stock options that do not qualify as ISOs, (iii) stock appreciation rights, (iv) restricted stock awards, (v) restricted stock units, (vi) awards of vested stock, (vii) dividend equivalents, (viii) other stock-based or cash awards and (ix) substitute awards. Employees, non-employee directors, and other service providers of the Company and its affiliates are eligible to receive awards under the A&R LTIP. Consistent with the Prior LTIP, the A&R LTIP provides that, subject to certain exceptions, in a single calendar year, a non-employee director may not be paid compensation, whether denominated in cash or awards, for such individual’s service on the Board in excess of $750,000.

The material terms of the A&R LTIP are described in more detail in the section entitled “Proposal 3: Approval of the Second Amended and Restated Talos Energy Inc. 2021 Long Term Incentive Plan” of the Company’s definitive proxy statement for the Annual Meeting, which was filed with the U.S. Securities and Exchange Commission (the “Commission”) on April 22, 2026, as amended and supplemented by the supplement filed with the Commission on May 7, 2026 (collectively, the “Proxy Statement”), and incorporated by reference herein.

The foregoing description of the A&R LTIP is qualified in its entirety by reference to the A&R LTIP, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated into this Item 5.02 by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

At the Annual Meeting, the Company’s stockholders were asked to consider and vote upon the following proposals: (1) to elect the director nominees to the Company’s Board, each to serve for a term of office expiring at the Company’s 2027 annual meeting of stockholders (the “2027 Annual Meeting”), (2) to approve, on a non-binding advisory basis, the Company’s named executive officers’ (the “NEOs’”) compensation for the fiscal year ended December 31, 2025, (3) to approve the A&R LTIP and (4) to ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026, each as disclosed in the Proxy Statement.

The following are the final voting results for the proposals considered and voted upon at the Annual Meeting, each of which is more fully described in the Proxy Statement:

1. The director nominees that were up for election at the Annual Meeting were each elected for a one-year term expiring at the 2027 Annual Meeting, and until his or her successor is duly elected and qualified or until his or her earlier death, resignation or removal. Votes regarding the election of the following director nominees were as follows:

NOMINEE	VOTES FOR	VOTES AGAINST	VOTES ABSTAINED	BROKER NON-VOTES
Mr. Neal P. Goldman	120,820,103.31	23,155,957.00	321,104.00	6,439,140.82
Mr. Paul R. Goodfellow	141,040,000.31	2,927,824.00	329,340.00	6,439,140.82
Mr. John “Brad” Juneau	137,378,342.31	6,597,332.00	321,490.00	6,439,140.82
Mr. Richard M. Sherrill	141,001,112.31	2,965,646.00	330,406.00	6,439,140.82
Mr. Charles M. Sledge	134,485,887.31	9,481,045.00	330,232.00	6,439,140.82
Ms. Shandell M. Szabo	143,101,630.31	857,047.00	338,487.00	6,439,140.82

Ms. Paula R. Glover’s term as a member of the Board expired in connection with the Annual Meeting and, accordingly, effective as of the end of the Annual Meeting, Ms. Glover’s service on the Board and each of the committees on which she served concluded, and the size of the Board was reduced from seven to six directors.

2. The Board’s proposal seeking approval, on a non-binding advisory basis, of the Company’s NEOs’ compensation for the fiscal year ended December 31, 2025 was approved. The voting results were as follows:

VOTES FOR	VOTES AGAINST	VOTES ABSTAINED	BROKER NON-VOTES
134,898,126.31	6,416,219.00	2,982,819.00	6,439,140.82

3. The Company’s stockholders approved the A&R LTIP. The voting results were as follows:

VOTES FOR	VOTES AGAINST	VOTES ABSTAINED	BROKER NON-VOTES
140,631,798.31	3,153,680.00	511,686.00	6,439,140.82

4. The Board’s proposal seeking the ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026 was approved. The voting results were as follows:

VOTES FOR	VOTES AGAINST	VOTES ABSTAINED
149,839,839.13	558,749.00	337,717.00

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1†	Second Amended and Restated Talos Energy Inc. 2021 Long Term Incentive Plan.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

† Identifies management contracts and compensatory plans or arrangements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TALOS ENERGY INC.

Date:	June 9, 2026	By:	/s/ William S. Moss III
William S. Moss III Executive Vice President, General Counsel and Secretary